February 20, 2003

Hilliard Lyons Growth Fund

Dear Shareholder:

       "Window ledge space in Wall Street we understand is at a premium"

                                 Alan Abelson
                                    Barrons
                               September 2, 1974

Mr. Abelson's dark humor written nearly thirty years ago appropriately captures the mood of investors today. 2002 witnessed the worst annual stock market performance since 1974 and marked the longest bear market since World War II. The Dow Jones Industrial Average fell 15.0%, the Standard & Poor's 500 lost 22.1%, and the NASDAQ Composite plunged 31.5%. The Growth Fund fell 22.2% in 2002.

The damage was severe and widespread. All forty stocks on the NYSE most active list declined in 2002, with an average price drop of 47%. Thirty-eight of the forty most active stocks on NASDAQ also fell, also averaging a 47% retreat. Every sector group within the S&P 500, from utilities to industrials, posted declines for the year. The list of forces contributing to this miserable performance is long and well documented, including war, corruption, politics and terrorism. These four villains, when together, know how to dampen a party.

The winds of war swirling through Washington chilled investors' enthusiasm for equities, despite a stable economy and improving corporate profit outlook. President Bush appears determined to eliminate one nemesis within his "Axis of Evil" - Iraq - while a second -North Korea--is playing a dangerous game of chess by re-booting a nuclear weapons plant. We expect equity prices to remain in a trading range until the outcome to these geopolitical issues become clearer.

The prospects for improving corporate profitability continue to gain ground due to impressive gains in productivity, low interest rates, and low inventory levels. Recent survey numbers from Manpower Inc. show a majority of businesses plan to increase employment levels in the coming year, indicating a stable consumer base. The American consumer is the heart and soul of the domestic economy. Continual consternation over consumer debt levels appear to be overblown. Federal Reserve data show all mortgage debt as a percent of home values stands at 23%, a slight rise from the 20% level a decade ago. Moreover, total household debt service as a percent of disposable income is below 1986 highs, and declining. Even the dreadful personal savings rate numbers being published are overly pessimistic, since they exclude 401(k) savings and capital gains on investments. When these items are included the adjusted savings rate jumps to 12% of income, according to the Bank Credit Analyst Group.

The Federal Reserve appears to be in firm control over its deliberate multi-decade battle with inflation. Now, however, there is heightened concern over deflation due to a weak global economy and continual weakness across many manufacturing sectors. Recent data from The Wall Street Journal suggests, however, that systemic deflation is nowhere in sight. Big consumer expenditures like insurance, medical costs, and tuition increased by double-digit levels in 2002. Even the cost of funerals increased twice as fast as the published inflation rate.

The severity and length of this bear market has scarred many investors, and confidence will be slow to return. However, historical records imply that when this bear market ends it will do so vigorously. Following the 1973-74 bear market, in which stock prices tumbled 40%, the market exploded for gains of 37% and 24% in 1975 and 1976, respectively. The 1939-1941 bear market was followed by gains of 20%, 26% and 20% in 1942,'43 and '44. The four-year bear market of 1929-1932 was followed by a 28% annual gain over the next four years. The patient investor was rewarded in each downturn. Warren Buffet once wrote, "Our stay-put behavior reflects our view that the stock market serves as a relocation center at which money is moved from the active to the patient." We echo his thoughts.

All of this is not to forecast 2003 as the breakout year, especially given the geopolitical problems and excess capacity facing many manufacturing industries. However, there is plenty of stimulus being pumped into the economy, interest rates are very low, and many companies are well positioned to benefit from an improving economy. The major market indices have plunged 35%-75% from their peaks and we believe much of the bad news making headlines is priced into the market. We believe that this bear market is growing tired and that many companies will show profitable growth in 2003. This may not immediately translate into higher stock prices but believe the patient investor should be rewarded from current levels.

Technology companies, for instance, continue to work through a glut of capacity that has haunted the sector for years. Couple this with fierce global competition, the lack of new "killer applications" and valuations that are higher today than they were at the top of the bubble, and there is little cause for optimism for this sector in the near future. Analysts are already pointing towards 2004, as the soonest the technology industry will see a substantive rebound.

   Sincerely,

                              /s/ Shawn J. Ridley
                              SHAWN J. RIDLEY
                              Portfolio Manager

                                    [CHART]

             Comparison of Change in Value of $10,000 Investment in
                HILLIARD LYONS GROWTH FUND, INC. AND THE S&P 500


                   AVERAGE ANNUAL TOTAL RETURN*
               1 YEAR   5 YEAR    10 YEAR   SINCE INCEPTION
INVESTOR A    -25.93%   -4.25%     7.16%        N/A
INVESTOR B    -26.48%     N/A       N/A        -6.46%(1)



        Hilliard Lyons Growth  S&P 500  Hilliard Lyons Growth  S&P 500
        Fund (Investor A)               Fund (Investor B)     (4/20/98-12/31/02)
1992(1)       $9,525           $10,966
1993         $10,606           $12,071
1994         $10,882           $12,230
1995         $14,269           $16,826
1996         $17,125           $20,692
1997         $24,046           $27,598
1998         $27,312           $35,488         $10,007            $10,000
1999         $28,195           $42,955         $10,363            $13,523
2000         $28,345           $38,994         $10,337            $12,292
2001         $25,836           $34,363          $9,414             $8,323
2002         $19,963           $26,771          $8,439             $7,304


Past performance is not predictive of future performance
(1) Commencement of B shares April 20, 1998.
* Returns have been reduced by the maximum initial sales charge of 4.75% for Investor A and maximum contingent sales charge of 4.75% for Investor B.

                       HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002

COMMON STOCKS -- 99.8%
--------------------------------------------------------------------------------

                                                               Market
       Shares  Company                               Cost      Value
       ------  -------                            ---------- -----------
                CAPITAL GOODS -- 8.3%
               --------------------------------------------------------
       40,000  Dover Corp........................ $  471,745 $ 1,166,400
       39,000  General Electric Co...............    248,578     949,650
       80,000  Tyco International Ltd............  3,282,885   1,366,400
                                                  ---------- -----------
                                                   4,003,208   3,482,450
                CONSUMER DURABLE -- 14.6%
               --------------------------------------------------------
       55,000  Harley Davidson Inc...............    561,481   2,541,000
       52,000  Home Depot Inc....................  1,496,091   1,245,920
       27,000  Pepsico Inc.......................  1,153,370   1,139,940
       29,000* Viacom Inc........................  1,284,290   1,182,040
                                                  ---------- -----------
                                                   4,495,232   6,108,900
                FINANCIAL -- 34.5%
               --------------------------------------------------------
       50,000  American International Group Inc..    504,341   2,892,500
           40* Berkshire Hathaway Inc............  1,210,500   2,910,000
       60,000  Cincinnati Financial Corp.........  1,001,182   2,253,000
       45,000  Federal Home Loan Mortgage Corp...    519,256   2,657,250
       26,000  Morgan Stanley Dean Witter Co.....  1,423,241   1,037,920
       30,000  SEI Investments Co................    874,654     814,200
       95,000  Synovus Financial Corp............  1,050,704   1,843,000
                                                  ---------- -----------
                                                   6,583,878  14,407,870
                HEALTH CARE -- 16.4%
               --------------------------------------------------------
       12,000  Abbott Laboratories...............    627,354     480,000
       27,000  Allergan Inc......................    286,568   1,555,740
       15,000  Cardinal Health...................    949,250     887,850
       50,000  Johnson & Johnson.................    488,917   2,685,500
       40,000  Pfizer Inc........................  1,349,956   1,222,800
                                                  ---------- -----------
                                                   3,702,045   6,831,890

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                      SCHEDULE OF INVESTMENTS--continued
                               December 31, 2002

                                                                          Market
 Shares    Company                                             Cost       Value
 ------    -------                                          ----------- -----------
            RETAIL & SERVICES -- 14.1%
           -----------------------------------------------------------------------
 45,000    CVS Corp........................................ $ 1,480,375 $ 1,123,650
 23,000    Gannett Inc.....................................     627,440   1,651,400
 35,000    Omnicom Group...................................   2,773,696   2,261,000
 30,000    Walgreen Co.....................................     119,450     875,700
                                                            ----------- -----------
                                                              5,000,961   5,911,750
            TECHNOLOGY -- 11.9%
           -----------------------------------------------------------------------
 30,000    Automatic Data Processing Inc...................   1,056,372   1,177,500
100,000*   Applied Materials Inc...........................   2,212,500   1,303,000
 90,000    Nokia Corp......................................   2,085,261   1,395,000
 50,000*   Waters Corp.....................................   1,390,142   1,089,000
                                                            ----------- -----------
                                                              6,744,275   4,964,500
                                                            ----------- -----------
           Total Common Stocks............................. $30,529,599 $41,707,360
           TOTAL INVESTMENTS (Cost -- $30,529,599) (99.8%).             $41,707,360
                                                                        ===========


The percentage shown for each investment category is the total value of that category as a percentage of the total net assets for the Fund.

*Non-income producing security.


                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2002

ASSETS:
Investments at market value:
 Common stocks (cost $30,529,599)................................................ $ 41,707,360
                                                                                  ------------
   Total investments.............................................................   41,707,360
Cash.............................................................................      416,082
Receivables:
 Dividends.......................................................................       58,117
 Capital shares sold.............................................................       35,655
Prepaid expenses.................................................................        2,308
                                                                                  ------------
   Total Assets.................................................................. $ 42,219,522
                                                                                  ============
LIABILITIES:
Due to adviser -- Note C......................................................... $     74,651
Capital shares redeemed..........................................................      274,852
Accrued expenses.................................................................       80,292
                                                                                  ------------
   Total Liabilities.............................................................      429,795
                                                                                  ------------
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized and 1,749,506 shares
 issued and outstanding).........................................................        1,750
Paid-in surplus..................................................................   29,369,014
Accumulated net realized gain on investments.....................................    1,241,202
Net unrealized appreciation on investments.......................................   11,177,761
                                                                                  ------------
   Total Capital (Net Assets).................................................... $ 41,789,727
                                                                                  ============
Net assets
 Investor A shares............................................................... $ 34,962,692
 Investor B shares...............................................................    6,827,035
                                                                                  ------------
                                                                                  $41,789,727..
                                                                                  ============
Shares of capital stock
 Investor A shares...............................................................    1,455,853
 Investor B shares...............................................................      293,653
                                                                                  ------------
                                                                                     1,749,506
Net asset value
 Investor A shares -- redemption price per share................................. $      24.02
                                                                                  ============
 Investor B shares -- offering price per share*.................................. $      23.25
                                                                                  ============
Maximum sales charge (Investor A)................................................         4.75%
Maximum offering price per share (100%/(100%-maximum sales charge
 of net asset value adjusted to nearest cent) (Investor A)....................... $      25.22
                                                                                  ============

*Redemption price of Investor B shares varies based on length of time shares are held.

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                     For the year ended December 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $3,193)................. $    502,381
Interest...............................................................        5,979
                                                                        ------------
       Total investment income.........................................      508,360

EXPENSES:
Management fees -- Note C..............................................      417,881
12b-1 expenses (Investor B) -- Note C..................................       82,652
12b-1 expenses (Investor A) -- Note C..................................       81,567
Custodian fees.........................................................       43,575
Transfer agent fees (Investor A).......................................       56,575
Transfer agent fees (Investor B).......................................       54,750
Audit fees.............................................................       26,730
Shareholder reports....................................................       29,200
Directors' fees........................................................       30,860
Legal fees.............................................................       12,775
Insurance expense......................................................       23,209
Filing fees............................................................        9,125
Trade association......................................................        2,554
                                                                        ------------
                                                                             871,453
                                                                        ------------
Waiver of management fee and expense reimbursement by Adviser -- Note C     (126,617)
       Total expenses..................................................      744,836
                                                                        ------------
          Net investment loss..........................................     (236,476)

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:

   Net realized gain on investments -- Note B..........................    2,197,150
   Change in unrealized appreciation on investments....................  (15,419,006)
                                                                        ------------
       Net loss on investments.........................................  (13,221,856)
                                                                        ------------
          Net decrease in net assets resulting from operations......... $(13,458,332)
                                                                        ============


                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           For the year ended
                                                                              December 31,
                                                                       --------------------------
                                                                           2002          2001
                                                                       ------------  ------------
DECREASE IN NET ASSETS FROM OPERATIONS:
   Net investment loss................................................ $   (236,476) $   (324,525)
   Net realized gain (loss) on investments............................    2,197,150       (52,766)
   Net change in unrealized appreciation on investments...............  (15,419,006)   (6,170,861)
                                                                       ------------  ------------
      Net decrease in net assets from operations......................  (13,458,332)   (6,548,152)

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:
   Net investment income..............................................           (0)           (0)
   Net realized gain on investments...................................           (0)           (0)
                                                                       ------------  ------------
      Total distributions.............................................           (0)           (0)

DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM:
   Net investment income and in excess of net investment income.......           (0)           (0)
   Net realized gain on investments...................................           (0)           (0)
                                                                       ------------  ------------
      Total distributions.............................................           (0)           (0)

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from 0 and 0 shares issued in reinvestment of dividends,
     respectively.....................................................           (0)           (0)
   Proceeds from 94,718 and 237,706 shares sold, respectively.........    2,691,429     7,466,445
   Cost of 378,855 and 371,832 shares repurchased, respectively.......   (9,973,449)  (11,668,073)
                                                                       ------------  ------------
      Net decrease in net assets from capital share transactions......   (7,282,020)   (4,201,628)
                                                                       ------------  ------------
         Total decrease in net assets.................................  (20,740,352)  (10,749,780)
NET ASSETS:
   Beginning of period................................................   62,530,079    73,279,859
                                                                       ------------  ------------
   End of period...................................................... $ 41,789,727  $ 62,530,079
                                                                       ============  ============


                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 2002

NOTE A -- ORGANIZATION

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund issues two classes of shares: Investor A shares and Investor B shares. The Investor A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Redemptions of Investor B shares made within 5 years of purchase are subject to a contingent deferred sales charge in accordance with the Fund's prospectus. Each Investor Class A and Class B share of the Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B shares bear the expense of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to its own distribution arrangements.

NOTE B -- ACCOUNTING POLICIES

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last sales price. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Fund acquires a security subject to an obligation of the seller to repurchase. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until the agreement matures. Each agreement requires that the market value of the collateral be sufficient to cover payment of interest and principal; however in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of the Fund, including each class of shares, is equal to the net asset value per share. However, Class B shares are subject to a contingent deferred sales charge in accordance with the Fund's prospectus if redeemed within five years from the date of purchase.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. During the year ended 2002, the Fund utilized $948,817 of capital loss carryforwards. The historical GAAP basis analysis of net assets does not materially differ from the tax basis components of net assets.

At December 31, 2002, the cost and related gross unrealized appreciation and depreciation on a book and tax basis were as follows:

            Cost of investments....................... $30,529,599
                                                       -----------

            Gross unrealized appreciation............. $17,012,106
            Gross unrealized depreciation.............  (5,834,345)
                                                       -----------
            Net unrealized appreciation on investments $11,177,761
                                                       ===========

At December 31, 2002, the Fund had long term capital gain distributable earnings of $1,241,202.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amount of revenue and expenses during the reporting year. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses and unrealized appreciation and depreciation for the Fund are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged daily to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE C -- RELATED PARTY TRANSACTION

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J.J.B. Hilliard, W.L. Lyons, Inc. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 2002 exceed 1.30% of average daily net assets for Class A share investors and 2.05% for Class B share investors. For the year ended December 31, 2002, the waiver of the management fees amounted to $71,775 for the Class A share investors and $15,274 for Class B share investors. In addition management reimbursed $39,568 of other expenses for Class B share investors.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% for Class A share investors and up to 1.00% for Class B share investors of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

J.J.B. Hilliard, W.L. Lyons, Inc., the Distributor, received sales charges of approximately $63,665 during the year ended December 31, 2002. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 257,588 shares of the Fund as of December 31, 2002.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard-Lyons, Inc. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $1,000 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.
NOTE D -- PORTFOLIO TRANSACTIONS

For the year ended December 31, 2002, purchases and proceeds from sale of investment securities (excluding short-term securities) were $9,937,256 and $17,413,129, respectively.

NOTE E -- CAPITAL TRANSACTIONS

                                                                For the year ended
                                                                   December 31,
                                                            -------------------------
                                                                2001         2000
                                                            -----------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
   Proceeds from shares issued............................. $ 2,200,820  $  4,210,151
   Dividends reinvested....................................           0             0
   Shares redeemed.........................................  (7,637,569)  (10,244,232)
                                                            -----------  ------------
   Change in net assets from
     Investor A share transactions......................... $(5,436,749) $ (6,034,081)
                                                            ===========  ============
   Investor B shares:
   Proceeds from shares issued............................. $   490,609  $  3,256,294
   Dividends reinvested....................................           0             0
   Shares redeemed.........................................  (2,335,880)   (1,423,841)
                                                            -----------  ------------
   Change in net assets from Investor B share transactions. $(1,845,271) $  1,832,453
                                                            ===========  ============

SHARE TRANSACTIONS:
Investor A shares:
   Issued..................................................      77,322       132,824
   Reinvested..............................................           0             0
   Redeemed................................................    (285,693)     (324,323)
                                                            -----------  ------------
   Change in Investor A shares.............................    (208,371)     (191,499)
                                                            ===========  ============
Investor B shares:
   Issued..................................................      17,396       104,882
   Reinvested..............................................           0             0
   Redeemed................................................     (93,162)      (47,509)
                                                            -----------  ------------
Change in Investor B shares................................     (75,766)       57,373
                                                            -----------  ------------

                             FINANCIAL HIGHLIGHTS

   The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                          Investor B
                               ----------------------------------------------------------        ------------
                                                                             Period from
                                         For the year Ended                April 20, 1998*
                                            December 31,                   To December 31,
                               ---------------------------------      -------------------        ------------
                                   2002         2001         2000         1999         1998          2002
                               -------      -------      -------      -------      ------        -------
Net asset value:
 Beginning of period.......... $ 30.12      $ 33.31      $ 33.38      $ 33.33      $32.63        $ 30.89
                               -------      -------      -------      -------      ------        -------
Net investment income/(loss)..   (0.49)       (0.26)       (0.37)       (0.14)      (0.02)         (0.08)
Net realized and unrealized
 gain (loss) on investments...   (6.38)       (2.93)        0.30         0.97        1.57          (6.79)
                               -------      -------      -------      -------      ------        -------
Total from investment
 operations...................   (6.87)       (3.19)       (0.07)        0.83        1.55          (6.87)
                               -------      -------      -------      -------      ------        -------
Less dividends from:
 Net investment income........   (0.00)       (0.00)       (0.00)       (0.00)      (0.14)         (0.00)
 Realized gains...............   (0.00)       (0.00)       (0.00)       (0.78)      (0.71)         (0.00)
Total distributions...........   (0.00)       (0.00)       (0.00)       (0.78)      (0.85)         (0.00)
                               -------      -------      -------      -------      ------        -------
Net asset value:
 End of period................ $ 23.25      $ 30.12      $ 33.31      $ 33.38      $33.33        $ 24.02
                               =======      =======      =======      =======      ======        =======
Total Investment Return
 (Excludes sales charge)......  (22.81%)      (9.61%)       (.21%)       2.44%       4.82%***      (22.2%)

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating expenses
 to average net assets........    2.04%(e)     2.05%(d)     2.05%(c)     2.04%(b)    2.05%(a)**     1.29%(e)
Ratio of net investment
 income to average net assets.   (1.07%)(e)   (1.15%)(d)   (0.93%)(c)   (0.44%)(b)  (0.23%)(a)**   (0.32%)(e)
Portfolio turnover rate (f)...   19.06%       19.05%       34.19%       24.60%      18.15%         19.06%
Net assets, end of period
 (000s omitted)............... $ 6,827      $11,129      $10,395      $13,343      $9,604        $34,963






                                   2001         2000        1999        1998
                               -------      -------      -------     -------
Net asset value:
 Beginning of period.......... $ 33.89      $ 33.71      $ 33.49     $ 30.29
                               -------      -------      -------     -------
Net investment income/(loss)..   (0.12)       (0.06)        0.11        0.20
Net realized and unrealized
 gain (loss) on investments...   (2.88)        0.24         0.98        3.89
                               -------      -------      -------     -------
Total from investment
 operations...................   (3.00)        0.18         1.09        4.09
                               -------      -------      -------     -------
Less dividends from:
 Net investment income........   (0.00)       (0.00)       (0.09)      (0.18)
 Realized gains...............   (0.00)       (0.00)       (0.78)      (0.71)
Total distributions...........   (0.00)       (0.00)       (0.87)      (0.89)
                               -------      -------      -------     -------
Net asset value:
 End of period................ $ 30.89      $ 33.89      $ 33.71     $ 33.49
                               =======      =======      =======     =======
Total Investment Return
 (Excludes sales charge)......   (8.85%)       0.53%        3.23%      13.58%

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating expenses
 to average net assets........    1.25%(d)     1.29%(c)     1.29%(b)    1.25%(a)
Ratio of net investment
 income to average net assets.   (0.36%)(d)   (0.17%)(c)    0.30%(b)    0.64%(a)
Portfolio turnover rate (f)...   19.05%       34.19%       24.60%      18.15%
Net assets, end of period
 (000s omitted)............... $51,402      $62,884      $87,293     $88,498

(a)Net of voluntary expense reimbursement and management fee waiver by the Adviser for B shares investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.27% and .62% for A shares and 3.09% and (1.27%) for B shares, respectively, for the year ended December 31, 1998.
(b)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the ratios of expenses and net investment income to average net assets would have been 1.32% and 0.28% for A shares and 2.34% and (0.74%) for B shares, respectively, for the year ended December 31, 1999.
(c)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the ratios of expenses and net investment income to average net assets would have been 1.37% and (0.25%) for A shares and 2.58% and (1.46%) for B shares, respectively, for the year ended December, 31, 2000.
(d)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the ratios of expenses and net investment income to average net assets would have been 1.44% and (.55%) for A shares and 2.57% and (1.67%) for B shares, respectively, for the year ended December 31, 2001.
(e)Net of voluntary expense reimbursement and management fee waiver by the Advisor for A and B share investors. If the Fund had paid these fees the ratios of expenses and net investment income to average net assets would have been 1.46% and (0.49%) for A shares and 2.68% and (1.71%) for B shares, respectively, for the year ended December 31, 2002.
(f)Portfolio turnover rate is calculated on the basis of the portfolios as a whole without distinguishing between the classes of shares issued.

*  Commencement of B shares
 **Annualized
 ***Not annualized

                       Report of Independent Accountants

To the Board of Directors and Shareholders of The Hilliard Lyons Growth Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hilliard Lyons Growth Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations, the changes in its net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets and financial highlights for each of the periods presented in the year ended December 31, 2001 were audited by other independent accountants, whose report dated January 24, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2003

                       HILLIARD LYONS GROWTH FUND, INC.
                         MANAGEMENT INFORMATION CHART
                                  (UNAUDITED)

              1                       2                     3                         4                        5
                                                                                                      Number of Portfolios
                                Positions Held     Term of Office and      Principal Occupation(s)      In Fund Complex
 Name, Address and Age          With the Fund     Length of Time Served    During Past Five Years     Overseen by Director
 ---------------------          -------------     ---------------------    ----------------------     --------------------
William A. Blodgett, Jr. (56)      Director         Indefinite; since   Vice President, Deputy                  1
Brown-Forman Corporation                              July 12, 1994     General Counsel of Brown-
850 Dixie Highway                                                       Forman Corporation since
Louisville, KY 40210                                                    October 1994; Partner, Law
                                                                        Firm of Woodward, Hobson &
                                                                        Fulton prior thereto
John C. Owens (75)...........      Director         Indefinite; since   Private Investor, formerly              1
116 Chinoe Road                                         inception       Managing Partner of
Lexington, KY 40502                                                     Owens & Company,
                                                                        Certified Public Accountants,
                                                                        Lexington, KY
Stewart E. Conner (61).......      Director         Indefinite; since   Managing Partner, Law Firm              1
Wyatt Tarrant & Combs                                August 17, 1998    of Wyatt Tarrant & Combs,
2800 Citizens Plaza                                                     Louisville, KY
Louisville, KY 40202
Joseph C. Curry, Jr. (58)....   Vice President,         Annually        Senior Vice President of              N/A
Hilliard Lyons Center            Secretary and                          Hilliard Lyons since July
Louisville, KY 40202               Treasurer                            1994 and Vice President
                                                                        prior thereto
Dianna P. Wengler (42)....... Assistant Secretary       Annually        Vice President of Hilliard            N/A
Hilliard Lyons Center                                                   Lyons since 1990
Louisville, KY 40202

              1                        6

                              Other Directorships
 Name, Address and Age         Held by Director
 ---------------------         ----------------
William A. Blodgett, Jr. (56)        None
Brown-Forman Corporation
850 Dixie Highway
Louisville, KY 40210


John C. Owens (75)...........        None
116 Chinoe Road
Lexington, KY 40502


Stewart E. Conner (61).......        None
Wyatt Tarrant & Combs
2800 Citizens Plaza
Louisville, KY 40202
Joseph C. Curry, Jr. (58)....
Hilliard Lyons Center
Louisville, KY 40202

Dianna P. Wengler (42).......
Hilliard Lyons Center
Louisville, KY 40202

   A Statement of Additional Information, which includes additional information about Fund directors, is available without charge, upon request by calling
(800) 444-1854 from 8:30 a.m. to 5:00 p.m. eastern time, Monday through Friday.

                                   DIRECTORS

William A. Blodgett, Jr.   John C. Owens
Stewart E. Conner



                                    OFFICERS

Joseph C. Curry, Jr.-- Vice President,
  Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary



                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400
(800) 444-1854


                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266


                                    AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia, PA 19103


                                 LEGAL COUNSEL

Frost, Brown & Todd PLLC
3200 Providian Center
Louisville, Kentucky 40202


This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.


                                 ANNUAL REPORT
                               December 31, 2002




                                 HILLIARD LYONS
                                  GROWTH FUND




                                 Annual Report
                               December 31, 2002




                        J.J.B. Hilliard, W.L. Lyons, Inc.
                              Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400
                                 (800) 444-1854